                                                                    EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 23, 1998 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 2, 1999 (as amended by Form 10-K/A) and to all references to our Firm included in this Registration Statement.

                               /s/ Arthur Andersen LLP
                               Arthur Andersen LLP


San Jose, California
June 4, 1999